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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 13, 2003


                        Morgan Stanley ABS Capital I Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                  333-104046                 13-3939229
-------------------------------    ----------------          -------------------
(State or Other Jurisdiction of    (Commission File           (I.R.S. Employer
         Incorporation)                 Number)              Identification No.)


         1585 Broadway
      New York, New York                                            10036
 (Address of Principal Executive                                --------------
            Offices)                                              (Zip Code)


     Registrant's telephone number, including area code (212) 761-4000
                                                        ---------------

                                    No Change
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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     Item 5. Other Events
             ------------

          In connection with the offering of Morgan Stanley ABS Capital I Inc. Trust 2003-SD1, Mortgage Pass-through certificates, Series 2003-SD1, certain "Computational Materials", dated June 19, 2003, within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
             -------------------------------------------------------------------

     (a)  Not applicable

     (b)  Not applicable

     (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).

     (d) Exhibit 99.2. Related Computational Materials (as defined in Item 5 above).




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                                   SIGNATURES


          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    MORGAN STANLEY ABS CAPITAL I INC.
                                    --------------------------------------------
                                        as Depositor and on behalf of Morgan
                                        Stanley ABS Capital I Inc. Trust
                                        2003-SD1 Registrant


                                                By: /s/ Gail McDonnell
                                                    ----------------------------
                                                    Name:  Gail McDonnell
                                                    Title: Vice President




Dated: June 19, 2003



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                                  EXHIBIT INDEX
                                  -------------


EXHIBIT NO.            DESCRIPTION
-----------            -----------

99.1                   Related Computational Materials (as defined in
                       Item 5 above).

99.2                   Related Computational Materials (as defined in
                       Item 5 above).